FIRST INVESTORS SINGLE PAYMENT AND PERIODIC
                 PAYMENT PLANS FOR THE ACCUMULATION OF SHARES OF
                        FIRST INVESTORS GLOBAL FUND, INC.



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Corporation, as Depositor of First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc., hereby appoints Glenn O. Head or Larry R. Lavoie and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form S-6 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of periodic payment plan certificates and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

     IN WITNESS WHEREOF the undersigned has subscribed these presents, this 26th day of September, 1996.




                                        /s/Jane W. Kruzan
                                        -----------------
                                        Jane W. Kruzan

                   FIRST INVESTORS SINGLE PAYMENT AND PERIODIC
                 PAYMENT PLANS FOR THE ACCUMULATION OF SHARES OF
                        FIRST INVESTORS GLOBAL FUND, INC.



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Corporation, as Depositor of First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc., hereby appoints Glenn O. Head or Larry R. Lavoie and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form S-6 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of periodic payment plan certificates and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

     IN WITNESS WHEREOF the undersigned has subscribed these presents, this 26th day of September, 1996.




                                        /s/John T. Sullivan
                                        -------------------
                                        John T.Sullivan

                   FIRST INVESTORS SINGLE PAYMENT AND PERIODIC
                 PAYMENT PLANS FOR THE ACCUMULATION OF SHARES OF
                        FIRST INVESTORS GLOBAL FUND, INC.



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Corporation, as Depositor of First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc., hereby appoints Glenn O. Head or Larry R. Lavoie and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form S-6 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of periodic payment plan certificates and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

     IN WITNESS WHEREOF the undersigned has subscribed these presents, this 26th day of September, 1996.




                                        /s/Lawrence A. Fauci
                                        --------------------
                                        Lawrence A. Fauci

                   FIRST INVESTORS SINGLE PAYMENT AND PERIODIC
                 PAYMENT PLANS FOR THE ACCUMULATION OF SHARES OF
                        FIRST INVESTORS GLOBAL FUND, INC.



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Corporation, as Depositor of First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc., hereby appoints Glenn O. Head or Larry R. Lavoie and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form S-6 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of periodic payment plan certificates and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

     IN WITNESS WHEREOF the undersigned has subscribed these presents, this 26th day of September, 1996.




                                        /s/Jeremiah J. Lyons
                                        --------------------
                                        Jeremiah J. Lyons

                   FIRST INVESTORS SINGLE PAYMENT AND PERIODIC
                 PAYMENT PLANS FOR THE ACCUMULATION OF SHARES OF
                        FIRST INVESTORS GLOBAL FUND, INC.



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Corporation, as Depositor of First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc., hereby appoints Glenn O. Head or Larry R. Lavoie and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form S-6 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of periodic payment plan certificates and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

     IN WITNESS WHEREOF the undersigned has subscribed these presents, this 26th day of September, 1996.




                                        /s/Kathryn S. Head
                                        ------------------
                                        Kathryn S. Head

                   FIRST INVESTORS SINGLE PAYMENT AND PERIODIC
                 PAYMENT PLANS FOR THE ACCUMULATION OF SHARES OF
                        FIRST INVESTORS GLOBAL FUND, INC.



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Corporation, as Depositor of First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc., hereby appoints Glenn O. Head or Larry R. Lavoie and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form S-6 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of periodic payment plan certificates and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

     IN WITNESS WHEREOF the undersigned has subscribed these presents, this 26th day of September, 1996.




                                        /s/Roger L. Grayson
                                        -------------------
                                        Roger L. Grayson

                   FIRST INVESTORS SINGLE PAYMENT AND PERIODIC
                 PAYMENT PLANS FOR THE ACCUMULATION OF SHARES OF
                        FIRST INVESTORS GLOBAL FUND, INC.



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Corporation, as Depositor of First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc., hereby appoints Glenn O. Head or Larry R. Lavoie and each of them his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form S-6 for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of periodic payment plan certificates and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

     IN WITNESS WHEREOF the undersigned has subscribed these presents, this 26th day of September, 1996.




                                        /s/Glenn O. Head
                                        ----------------
                                        Glenn O. Head